EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	May 31, 2008

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jamie Lisac	July 15, 2008
Signature of Authorized Individual*	Date

Jamie Lisac	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

United States Bankruptcy Court

For the District of Delaware

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	May 31, 2008

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report contains financial information that has been prepared by the Debtors’ management and has not been audited or reviewed by independent registered public accountants. Some of the financial information in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) and may be subject to future reconciliation and adjustments. While management of the Debtors has made every effort to ensure that the Monthly Operating Report is accurate and complete based on information that was available at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information may result in material changes in the data contained in the Monthly Operating Report that would warrant amendment of same. The Debtors reserve the right to amend the Monthly Operating Report as necessary or appropriate and expect to do so as new or additional information becomes available.

The Debtors reserve the right to dispute, or to assert offsets or defenses to, any claim reflected on the Monthly Operating Report as to amount, liability or classification.

The Debtors utilize a consolidated cash management system whereby New Century Mortgage Corporation makes certain disbursements on behalf of other Debtors. The accompanying Schedule of Cash Receipts and Disbursements reflects the specific Debtor and Debtor’s account from which these disbursements occur. However, for the purposes of identifying disbursements used in calculating U.S. Trustee quarterly fees, these disbursements have been allocated to the beneficiary Debtor based upon the Operating Expenses contained in the Statement of Operations. These allocations are based upon the books and records maintained on a basis consistent with historical accounting practices, and are not intended to reflect a comprehensive allocation of overhead and operating expenses across Debtors and non-Debtor affiliates.

New Century Mortgage Corporation (“NCMC”) maintained and serviced loan portfolios owned by various institutions. At any given time, in the ordinary course of business, NCMC received and maintained documents and received and disbursed funds related to the loans that it serviced. In conjunction with its loan servicing, NCMC controlled and continues to maintain custodial bank accounts. Funds held in certain custodial bank accounts are not included in the Monthly Operating Report. NCMC reserves the right to dispute or challenge the ownership interest of assets held in the custodial bank accounts.

As provided by GAAP, the Debtors’ books, records and prior filings have characterized the loan repurchase agreements as secured financing arrangements, including the estimated total liability as a secured claim and the underlying mortgage loans and residual interests as assets of the Debtors. This treatment is also reflected in this Monthly Operating Report. The loan repurchase agreements, however, generally provide that the Debtors sold mortgage loans (or residual interests) to the counterparties subject to a right and obligation to repurchase these mortgage loans or residual interests at a subsequent date or upon the occurrence of certain events. The Debtors reserve all rights with respect to the loan repurchase agreements, including the proper characterization, the underlying assets and outstanding amounts.

As explained in a Current Report on Form 8-K filed by New Century Financial Corporation (a Debtor in this case and the ultimate parent of all of the Debtors) (“NCFC”) with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed consolidated interim financial statements of NCFC and its subsidiaries (including the Debtors) for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by NCFC with the SEC on May 24, 2007, the previously filed consolidated annual financial statements of NCFC and its subsidiaries (including the Debtors) for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the Monthly Operating Report is further qualified by these disclosures.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	May 31, 2008

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH					0
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS					0

OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
TRANSFERS FROM AFFILIATES/OTHERS					0
TOTAL RECEIPTS	0	0	0	0	0	0	0	0
DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE, & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/ RENTAL/ LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)					0

OWNER DRAW*					0
TRANSFERS (TO DIP ACCTS)					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0
NET CASH FLOW	0	0	0	0	0	0	0	0
(RECEIPTS LESS DISBURSEMENTS)					0

CASH - END OF MONTH	0	0	0	0		0	0	0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

The debtors have a centralized cash disbursement operation, and therefore the cash disbursements, other than payroll, are reported under the debtor that actually makes the cash disbursement. Amounts paid on behalf of other debtors are charged via the intercompany payable/receivable accounts.

MOR

(04/07)

Unrestricted Cash and Equivalents

New Century Mortgage Corporation

MOR1 Schedule

Case #07-10419

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 04/30/08	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 05/31/08	Bank Bal @ 05/31/08
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110105706	C.N.A. L/C Collateral Account	2110105706	NCMC1042	142,800.00	0.00	0.00	0.00	142,800.00	142,800.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004302	UB Investment Account	7930004302	NCMC1048	26,762,985.63	21,936.87	0.00	0.00	26,784,922.50	26,784,922.50
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001273	ACE American L/C Collateral Account	7930001273, 7930002385	NCMC1049	1,264,569.93	0.00	0.00	0.00	1,264,569.93	1,252,212.54
Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	Wilmington Investment Account	082693-000 088260-000	NCMC1054	45,804,949.37	76,910.54	0.00	0.00	45,881,859.91	45,881,859.91
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004221	Asset Sales Escrow Account	7930004221	NCMC1057	300,000.00	0.00	0.00	0.00	300,000.00	300,000.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104025	Operating Account	2110104025	NCMC1068	7,817,804.48	6,589,568.94	0.00	(4,517,767.04)	9,889,606.38	9,888,599.86
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003802	Corporation Travelers L/C account	7930003802	NCMC1071	577,500.00	0.00	0.00	0.00	577,500.00	577,500.00
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	NCMC1097	462,884.30	0.00	0.00	0.00	462,884.30	462,884.30
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #042804	Barclay Funding Haircut	4000042804, 4000042805	NCMC1096	473,108.58	0.00	0.00	0.00	473,108.58	473,108.58
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #34003	Disbursement Account CDC	4000034003, 4000034004	NCMC1003	5,500.00	0.00	0.00	0.00	5,500.00	5,500.00
UNION BANK OF CALIFORNIA MORTGAGE COMPANIES DEPOSITS 793 PO BOX 513100 LOS ANGELES, CA 90071 ACCT# 2110104114	B of A CDC Blocked Acct	2110104114	NCMC1086	12,052.80	0.00	0.00	0.00	12,052.80	0.00
	Total NCMC			83,624,155.09	6,688,416.35	0.00	(4,517,767.04)	85,794,804.40	85,769,387.69

	TOTAL DISBURSEMENTS		New Century Mortgage Corporation			Case #07-10419			4,517,767.04
	LESS: DISBURSEMENTS MADE ON BEHALF OF OTHER DEBTORS								(3,331,736.44)
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								0.00
	PLUS: RESTRICTED CASH DISBURSEMENTS								0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								1,186,030.60

Home123 Corporation

MOR1 Schedule

Case #07-10421

Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 04/30/08	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 05/31/08	Bank Bal @ 05/31/08
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000051933	Disbursement Account B of A - HOME	4000051933, 4000052039	HOME1005	200,190.13	0.00	0.00	0.00	200,190.13	200,190.13
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000052107 & #4000052108 & #4000052109	Disbursement/Settlement Account	4000052107, 4000052108, 4000052109	HOME1089	53,587.65	0.00	0.00	0.00	53,587.65	53,587.65
	Total HOME 123			253,777.78	0.00	0.00	0.00	253,777.78	253,777.78

	TOTAL DISBURSEMENTS		HOME 123 Corporation		Case #07-10421				0.00

	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR								0.00

	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								0.00

	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								0.00

	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								0.00

New Century Financial Corporation MOR1 Schedule Case #07-10417
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 04/30/08	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 05/31/08	Bank Bal @ 05/31/08
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004299	Investment Account	7930004299	NCREIT1043	0.00	0.00	0.00	0.00	0.00	0.00
	Total NCREIT			0.00	0.00	0.00	0.00	0.00	0.00

	TOTAL DISBURSEMENTS New Century Financial Corporation Case #07-10417						0.00
	* PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						3,331,736.44
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00

	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00

	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						3,331,736.44

* Disbursements reflect actual professional fees paid of $3,331,737 per MORlb plus actual operating expenses on MOR 2 CM.

New Century Warehouse Corporation MOR1 Schedule Case #07-11043
Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 04/30/08	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 05/31/08	Bank Bal @ 05/31/08
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002377	Operating	7930002377	NCW1019	4,280,701.17	799,281.00	0.00	0.00	5,079,982.17	5,079,982.17

	Total New Century Warehouse Corporation			4,280,701.17	799,281.00	0.00	0.00	5,079,982.17	5,079,982.17

	TOTAL DISBURSEMENTS New Century Warehouse Corporation Case #07-11043						0.00
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

	TOTAL UNRESTRICTED CASH: DEBTORS			88,158,634.04	7,487,697.35	0.00	(4,517,767.04)	91,128,564.35	91,103,147.64

	GRAND TOTAL DISBURSEMENTS Consolidated New Century Financial Corporation						4,517,767.04
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						4,517,767.04

	TOTAL UNRESTRICTED CASH: NON-DEBTORS			100,924.51	0.00	0.00	0.00	100,924.51

	TOTAL UNRESTRICTED CASH: ALL COMPANIES			88,259,558.55	7,487,697.35	0.00	(4,517,767.04)	91,229,488.86

Restricted Cash and Cash Equivalents New Century Mortgage Corporation MOR1 Schedule Case #07-10419
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 04/30/08	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 05/31/08	Bank Bal @ 05/31/08
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004280	Reserve Account Debtor in Possession Case #07-10417	7930004280	NCMC1063	10,268,355.55	8,416.68	0.00	0.00	10,276,772.23	10,276,772.23
	Total NCMC: Restricted Cash			10,268,355.55	8,416.68	0.00	0.00	10,276,772.23	10,276,772.23

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419						0.00
	Amount added to unrestricted disbursement totals above.

	TOTAL ALL CASH: ALL COMPANIES			98,527,914.10	7,496,114.03	0.00	(4,517,767.04)	101,506,261.09

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	May 31, 2008

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

		April 07 - December 07		January ’08		February ’08		March ’08		April ’08		May ’08		Filing-To-Date
Payee	Payor	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses
Alix Partners LLP	NC Financial	7,714,177	731,055					1,647,399	118,569	917,212	76,502			10,278,788	926,126
Baute &Tidus LLP	NC Financial	0	0	0	0	0	0	0	0	0	0	210,450	12,325	210,450	12,325
BDO Seidman, LLP	NC Financial	1,724,473	43,834			759,359	27,580			1,232,643	61,867			3,716,475	133,281
Blank Rome LLP	NC Financial	978,512	52,882					205,698	1,957					1,184,210	54,839
Compensation Design Group, Inc.	NC Financial	64,000	0											64,000	0
FTI Consulting, Inc.	NC Financial	1,611,507	52,669	237,771	10,801			263,634	12,614			146,501	11,469	2,259,414	87,553
Hahn & Hessen LLP	NC Financial	2,534,240	104,643					776,689	43,007	398,893	12,311			3,709,821	159,962
Haynes & Boone. LLP	NC Financial	66,253	556											66,253	556
Heller Ehrman LLP	NC Financial	739,532	23,663			62,464	9,200							801,996	32,862
Hennigan, Bennett & Dorman LLP	NC Financial	266,204	11,078	75,799	3,809			49,783	2,849					391,786	17,736
Howrey LLP	NC Financial	98,186	1,548											98,186	1,548
Intralinks, Inc.	NC Financial	0	123,066										1,700	0	124,766
IP Recovery, Inc.	NC Financial	0	0	15,000	0									15,000	0
Kirkpatrick & Lockhart Preston Gates Ellis LLP	NC Financial	5,995,581	239,960	1,444,636	52,010	1,258,908	70,821	1,176,605	62,743			1,679,036	61,701	11,554,766	487,236
Lazard Freres & Co. LLC	NC Financial	4,338,000	72,151			10,000								4,348,000	72,151
Manatt, Phelps & Phillips, LLP	NC Financial	285,834	5,684	8,775	843			15,502	1,976					310,112	8,503
Michael Missal	NC Financial	137,704	831							152,948	1,046			290,651	1,877
O’Melveny & Myers LLP	NC Financial	7,124,338	289,722	4,951,266	139,635			2,849,579	37,663					14,925,183	467,020
Pacer Service Center	NC Financial	0	3,743											0	3,743
Richards, Layton and Finger, P.A.	NC Financial	1,199,752	153,172	116,890	7,292	105,935	7,904	168,526	12,523			124,260	14,246	1,715,362	195,138
Roetzel & Andress, P.A.	NC Financial	166,006	704											166,006	704
Saul Ewing LLP	NC Financial	31,614	12,051	16,918	5,079	(3,190)		6,343	1,630			13,067	4,615	64,753	23,375
Sheppard, Mullin, Richter & Hampton LLP	NC Financial	26,604	46			4,472	695							31,076	742
Skadden Arps Slate Meagher & Flom LLP	NC Financial	275,861	7,156											275,861	7,156
U.S. Trustee **	NC Financial	54,250	0			52,000						17,550		123,800	0
Warren H. Smith & Associates, P.C.	NC Financial	0	0	0	0	0	0	0	0	0	0	135,084	8	135,084	8
Xroads Solutions Group, LLC **	NC Financial	3,129,001	1,988,653	180,735	102,435	176,315	224,354	242,244	281,619			886,402	13,322	4,614,697	2,610,383
														0	0
Total		38,561,629	3,918,868	7,047,791	321,904	2,426,263	340,554	7,402,002	577,151	2,701,695	151,726	3,212,350	119,386	61,351,729	5,429,589
**	Expenses for Xroads Sollutions Group are primarily mailing fees and other miscellaneous expenses related to administering the case.

MOR

(04/07)

Reporting Period: May 31, 2008

STATEMENT OF OPERATIONS - CURRENT MONTH

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues	8,664	0	0	0	0	0	0	0	0	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0
Net Revenue	8,664	0	0	0	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0	0
Gross Profit	8,664	0	0	0	0	0	0	0	0	0
OPERATING EXPENSES
Advertising	0	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	350	0	0	0	0	0	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0
Insurance	(73,194)	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0
Office Expense	32,202	0	0	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	107,092	0	0	0	0	0	0	0	0	0
Salaries/Commissions/Fees	394,681	0	0	0	0	0	0	0	0	0
Supplies	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	36	0	0	0	0	0	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	(1,221,438)	0	0	0	0	0	0	0	0	0
Total Operating Expenses Before Depreciation **	(760,271)	0	0	0	0	0	0	0	0	0
Depreciation/Depletion/Amortization	100,088	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	668,847	0	0	0	0	0	0	0	0	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	0	0	0	0	0	0	0	0	0	0
Interest Expense	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	0	0	0	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees **	0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(107,264)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(107,264)	0	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	776,111	0	0	0	0	0	0	0	0	0
*“Insider” is defined in 11 U.S.C. Section 101(31).
**Total Operating Expenses Before Depreciation and Professional Fees	(760,271)	0	0	0	0	0	0	0	0	0
Professional Fees Paid per MOR1b

Total	(760,271)	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	0	0	0	0	0	0	0	0	8,664
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	0	0	0	0	0	0	0	0	8,664
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	0	0	0	0	0	0	0	0	8,664
OPERATING EXPENSES
Advertising	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	0	0	0	0	0	0	0	0	350
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	0	0	0	0	0	0	0	0	(73,194)
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	0	0	0	0	0	0	0	0	32,202
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	0	0	0	0	0	0	0	0	107,092
Salaries/Commissions/Fees	0	0	0	0	0	0	0	0	394,681
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	0	0	0	0	0	0	0	0	36
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	0	0	0	0	(0)	0	0	0	(1,221,438)
Total Operating Expenses Before Depreciation **	0	0	0	0	(0)	0	0	0	(760,271)
Depreciation/Depletion/Amortization	0	0	0	0	0	0	0	0	100,088
Net Profit (Loss) Before Other Income & Expenses	0	0	0	0	0	0	0	0	668,847
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	0	776,113	0	0	776,113	0	0	(1,552,226)	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	0	776,113	0	0	776,113	0	0	(1,552,226)	0
REORGANIZATION ITEMS
Professional Fees **	0	0	0	0	2,188,720	0	0	0	2,188,720
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	0	0	0	0	0	0	0	(107,264)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	0	0	0	2,188,720	0	0	0	2,081,456
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	0	776,113	0	0	(1,412,607)	0	0	(1,552,226)	(1,412,609)
*“Insider” is defined in 11 U.S.C. Section 101(31).
**Total Operating Expenses Before Depreciation and Professional Fees	0	0	0	0	(0)	0	0	0	(760,271)
Professional Fees Paid per MOR1b					3,331,737				3,331,737

Total	0	0	0	0	3,331,736	0	0	0	2,571,465

MOR

(04/07)

Reporting Period: May 31, 2008

STATEMENT OF OPERATIONS - CURRENT MONTH - continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	0	0	0	0	0	0	0	0	0	0
Legal Services	76,879	0	0	0	0	0	0	0	0	0
Accounting Services	7,500	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	(1,336,272)	0	0	0	0	0	0	0	0	0
Intercompany Allocation	0	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses	30,455	0	0	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	(1,221,438)	0	0	0	0	0	0	0	0	0
Other Income
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0
Loss on Sale of Fixed Assets	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	0	0	0	0	0	0	0	0	0
Legal Services	0	0	0	0	0	0	0	0	76,879
Accounting Services	0	0	0	0	0	0	0	0	7,500
Consulting & Contract Services	0	0	0	0	(0)	0	0	0	(1,336,272)
Intercompany Allocation	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0
Other Misc Expenses	0	0	0	0	0	0	0	0	30,455
Minority Interest	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	0	0	0	0	(0)	0	0	0	(1,221,438)
Other Income
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0
Loss on Sale of Fixed Assets	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR

(04/07)

Reporting Period: May 31, 2008

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues	(700,226,206)	0	(566,473,404)	(45,068,379)	0	0	0	0	0	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0
Net Revenue	(700,226,206)	0	(566,473,404)	(45,068,379)	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0	0
Gross Profit	(700,226,206)	0	(566,473,404)	(45,068,379)	0	0	0	0	0	0
OPERATING EXPENSES
Advertising	666,446	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0
Contributions	461	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	5,932,482	0	100,940	0	0	0	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0
Insurance	5,993,714	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0
Office Expense	10,418,551	0	13,066	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	9,737,551	0	51,313	0	0	0	0	0	0	0
Salaries/Commissions/Fees	46,847,769	0	1,427,305	0	0	0	0	0	0	0
Supplies	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	1,463,763	0	13,166	0	0	0	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	152,855,191	126,144	796,485	0	0	0	0	0	25	0
Total Operating Expenses Before Depreciation	233,915,928	126,144	2,402,275	0	0	0	0	0	25	0
Depreciation/Depletion/Amortization	16,561,898	0	11,898	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	(950,704,032)	(126,144)	(568,887,577)	(45,068,379)	0	0	0	0	(25)	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(612,108,357)	(1,388)	(44,798,919)	0	0	0	0	0	0	0
Interest Expense	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	(42,136,978)	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	(654,245,335)	(1,388)	(44,798,919)	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(1,869,169)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(1,869,169)	0	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(1,603,080,198)	(127,532)	(613,686,496)	(45,068,379)	0	0	0	0	(25)	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	(18,272,476)	(0)	(177,120,633)	(930)	(472,966)	0	116,592	21,301,339	(1,486,217,063)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	(18,272,476)	(0)	(177,120,633)	(930)	(472,966)	0	116,592	21,301,339	(1,486,217,063)
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	(18,272,476)	(0)	(177,120,633)	(930)	(472,966)	0	116,592	21,301,339	(1,486,217,063)
OPERATING EXPENSES
Advertising	58,273	0	0	0	0	0	0	0	724,719
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	461
Employee Benefits Programs	944,557	0	0	0	0	0	112,486	0	7,090,465
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	(136)	0	0	0	0	0	3,095	0	5,996,673
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	1,293,253	0	0	0	0	0	30,139	0	11,755,009
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	3,202,005	0	0	0	0	0	19,768	0	13,010,637
Salaries/Commissions/Fees	4,204,373	1,035,582	0	0	729,445	0	614,405	0	54,858,879
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	27,880	0	0	0	0	0	0	0	1,504,809
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	(2,426,415)	21,329,343	0	8,897	58,995,480	(747,306)	101,786	0	231,039,630
Total Operating Expenses Before Depreciation	7,303,790	22,364,925	0	8,897	59,724,925	(747,306)	881,679	0	325,981,282
Depreciation/Depletion/Amortization	1,472,731	0	0	0	0	0	4,006	0	18,050,533
Net Profit (Loss) Before Other Income & Expenses	(27,048,997)	(22,364,925)	(177,120,633)	(9,827)	(60,197,891)	747,306	(769,093)	21,301,339	(1,830,248,878)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(14,933)	(1,613,837,836)	0	0	(1,814,388,519)	0	0	4,085,149,952	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	(5,135,885)	0	0	0	0	0	(7,499,706)	0	(54,772,569)
Net Profit (Loss) Before Reorganization Items	(5,150,818)	(1,613,837,836)	0	0	(1,814,388,519)	0	(7,499,706)	4,085,149,952	(54,772,569)
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	89,615,530	0	0	0	89,615,530
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	(2,644)	0	0	(374,808)	0	(138,976)	0	(2,385,597)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	(2,644)	0	0	89,240,722	0	(138,976)	0	87,229,933
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(32,199,815)	(1,636,200,118)	(177,120,633)	(9,827)	(1,963,827,132)	747,306	(8,129,823)	4,106,451,291	(1,972,251,380)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

During December 2007, the debtors removed from their balance sheet its loans held for sale and related liabilities. These entries resulted in a $344 million loss and was recorded as a reduction to gross revenue. In addition, the debtors reflected various sales of fixed assets that resulted in a $42 million loss, recorded in the other expense line item on the statement of operations.

MOR

(04/07)

Reporting Period: May 31, 2008

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE - continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	4,700	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	147,277	0	224,724	0	0	0	0	0	0	0
Legal Services	5,840,906	0	92,000	0	0	0	0	0	0	0
Accounting Services	1,080,673	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	11,716,280	1,500	473,897	0	0	0	0	0	0	0
Intercompany Allocation	5,990	0	0	0	0	0	0	0	0	0
Training	1,953	0	0	0	0	0	0	0	0	0
Other Misc Expenses *	134,057,412	124,644	5,864	0	0	0	0	0	25	0
Minority Interest	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	152,855,191	126,144	796,485	0	0	0	0	0	25	0
Other Income
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0
Loss on Sale of Fixed Assets	(42,136,978)	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	(42,136,978)	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	11	0	0	0	0	0	0	0	4,711
Dues & Subscriptions	3,266	0	0	0	0	0	750	0	376,017
Legal Services	35,956	0	0	0	100,978	0	14,873	0	6,084,713
Accounting Services	0	0	0	0	(1,215,455)	0	5,236	0	(129,546)
Consulting & Contract Services	159,863	910,027	0	0	(0)	0	16,500	0	13,278,067
Intercompany Allocation	0	0	0	0	0	0	0	0	5,990
Training	0	0	0	0	0	0	0	0	1,953
Other Misc Expenses *	(2,625,511)	20,419,316	0	8,897	60,109,957	(747,306)	64,427	0	211,417,725
Minority Interest	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	(2,426,415)	21,329,343	0	8,897	58,995,480	(747,306)	101,786	0	231,039,630
Other Income
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	(7,499,706)	0	(7,499,706)
Loss on Sale of Fixed Assets	(5,135,885)	0	0	0	0	0	0	0	(47,272,863)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	(5,135,885)	0	0	0	0	0	(7,499,706)	0	(54,772,569)
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

*	Reflects December 2007 adjustments for various asset and liability accounts

Reporting Period: May 31, 2008

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.    Pre-petition liabilities must be classified separately from postpetition obligations.

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	85,794,804	0	0	0	0	0	0	0	0	0
Restricted Cash and Cash Equivalents (see continuation sheet)	10,276,772	0	0	0	0	0	0	0	0	0
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0	0
Prepaid Expenses	258,910	0	0	0	0	0	0	0	0	0
Professional Retainers	0	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	79,020,964	0	0	0	0	0	0	0	0	0
TOTAL CURRENT ASSETS	175,351,450	0	0	0	0	0	0	0	0	0
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	3,676,978	0	0	0	0	0	0	0	0	0
Lease Improvements	0	0	0	0	0	0	0	0	0	0
Vehicles	0	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	(1,673,409)	0	0	0	0	0	0	0	0	0
TOTAL PROPERTY & EQUIPMENT	2,003,569	0	0	0	0	0	0	0	0	0
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	(1,015,522,315)	538,421	438,932,674	172,088,959	0	0	0	0	999,975	0
TOTAL OTHER ASSETS	(1,015,522,315)	538,421	438,932,674	172,088,959	0	0	0	0	999,975	0

TOTAL ASSETS	(838,167,295)	538,421	438,932,674	172,088,959	0	0	0	0	999,975	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	253,778	0	0	0	0	5,079,982	100,925	0	91,229,489
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0	0	0	0	(0)	0	0	10,276,772
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0	0	0	258,911
Professional Retainers	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	(7,726,468)	20,000	1	(21,730)	2,645,001	1,449,287	(74,150,014)	(20,000)	1,217,042
TOTAL CURRENT ASSETS	(7,472,690)	20,000	1	(21,730)	2,645,001	6,529,269	(74,049,089)	(20,000)	102,982,214
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	0	0	0	0	0	0	561,588	0	4,238,566
Lease Improvements	0	0	0	0	0	0	36,080	0	36,080
Vehicles	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	0	0	0	0	0	0	(477,264)	0	(2,150,673)
TOTAL PROPERTY & EQUIPMENT	0	0	0	0	0	0	120,404	0	2,123,973
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	(6,318,708)	(1,554,686,178)	779,082,081	85,553,551	(678,878,315)	(1,712,324)	(13,547,047)	1,945,087,116	151,617,891
TOTAL OTHER ASSETS	(6,318,708)	(1,554,686,178)	779,082,081	85,553,551	(678,878,315)	(1,712,324)	(13,547,047)	1,945,087,116	151,617,891

TOTAL ASSETS	(13,791,398)	(1,554,666,178)	779,082,082	85,531,821	(676,233,314)	4,816,945	(87,475,731)	1,945,067,116	256,724,078

BOOK VALUE AT END OF CURRENT REPORTING MONTH

LIABILITIES AND OWNER EQUITY	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0	0
Rent / Leases—Building/Equipment	0	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0	0	0	0	0
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	219,400	0	0	0	0	0	0	0	0	0
Priority Debt	8,854,010	0	24,136	0	0	0	0	0	0	0
Unsecured Debt	397,095,213	41,560	471,773,610	0	0	0	0	0	0	0
TOTAL PRE-PETITION LIABILITIES	406,168,622	41,560	471,797,746	0	0	0	0	0	0	0
TOTAL LIABILITIES	406,168,622	41,560	471,797,746	0	0	0	0	0	0	0
OWNER EQUITY
Capital Stock	0	500,000	10	33,600	0	0	0	0	0	0
Additional Paid-In Capital	44,730,246	250,000	78,487,923	288,178,142	0	0	0	0	1,000,000	0
Partners’ Capital Account	0	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0	0
Retained Earnings—Pre-Petition **	314,014,034	(125,607)	502,333,491	(71,054,404)	0	0	0	0	0	0
Retained Earnings—Postpetition	(1,603,080,198)	(127,532)	(613,686,496)	(45,068,379)	0	0	0	0	(25)	0
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(1,244,335,918)	496,861	(32,865,072)	172,088,959	0	0	0	0	999,975	0

TOTAL LIABILITIES AND OWNERS’ EQUITY	(838,167,295)	538,421	438,932,674	172,088,959	0	0	0	0	999,975	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH

LIABILITIES AND OWNER EQUITY	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0
Rent / Leases—Building/Equipment	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	22,479,708	0	0	0	22,479,708
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	22,479,708	0	0	0	22,479,708
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	28,027	5,000	0	0	150,000	0	0	0	402,427
Priority Debt	1,987,829	271,919	0	84,729	100,603	0	0	0	11,323,226
Unsecured Debt	15,574,604	23,288,147	0	40,740	194,886,515	0	136,818	0	1,102,837,207
TOTAL PRE-PETITION LIABILITIES	17,590,460	23,565,066	0	125,469	195,137,118	0	136,818	0	1,114,562,860
TOTAL LIABILITIES	17,590,460	23,565,066	0	125,469	217,616,827	0	136,818	0	1,137,042,568
OWNER EQUITY
Capital Stock	4,000	0	0	1,100,000	625,037	25,000	2,242,500	(100)	4,530,047
Additional Paid-In Capital	79,996,000	(60,887,310)	450,151,672	0	1,259,611,522	14,052,134	15,294,881	(19,900)	2,170,845,310
Partners’ Capital Account	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0
Retained Earnings—Pre-Petition **	(79,182,042)	118,856,184	506,051,043	84,316,179	(190,259,568)	(10,007,495)	(97,020,107)	(2,161,364,175)	(1,083,442,467)
Retained Earnings—Postpetition	(32,199,815)	(1,636,200,118)	(177,120,633)	(9,827)	(1,963,827,132)	747,306	(8,129,823)	4,106,451,291	(1,972,251,380)
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(31,381,857)	(1,578,231,244)	779,082,082	85,406,352	(893,850,141)	4,816,945	(87,612,549)	1,945,067,116	(880,318,490)

TOTAL LIABILITIES AND OWNERS’ EQUITY	(13,791,397)	(1,554,666,178)	779,082,082	85,531,821	(676,233,314)	4,816,945	(87,475,731)	1,945,067,116	256,724,078

*	“Insider” is defined in 11 U.S.C. Section 101(31).

**	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

During December 2007, the debtors removed from their balance sheet its loans held for sale and related liabilities. These entries resulted in a 344 million loss and was recorded as a reduction to gross revenue.    In addition, the debtors reflected various sales of fixed assets that resulted in a 42 million loss, recorded in the other expense line item on the statement of operations.

MOR

(04/07)

Reporting Period: May 31, 2008

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
Other Current Assets
	0	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivable:	0	0	0	0	0	0	0	0	0	0
Misc. Tax Receivable	0	0	0	0	0	0	0	0	0	0
REO Reserve	0	0	0	0	0	0	0	0	0	0
Suspense Clearing	0	0	0	0	0	0	0	0	0	0
Escrow Deposit, re: Adequate Protection	0	0	0	0	0	0	0	0	0	0
Miscellaneous Other Current Assets	79,020,964	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	79,020,964	0	0	0	0	0	0	0	0	0
Other Assets
Loans Held for Sale	290,844	0	0	0	0	0	0	0	0	0
Loans Held for Investment	0	0	0	0	0	0	0	0	0	0
Tax Receivable	55,219,640	0	0	0	0	0	0	0	0	0
Mortgage Servicing Rights	0	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0	0
Investment in Subs	(34,333,589)	27,840	173,088,928	0	0	0	0	0	0	0
Due to/from affiliates	(391,357,671)	0	0	(30,942,889)	0	0	0	0	0	0
Receivable from Subs (1)	(645,441,430)	510,581	265,843,746	203,031,848	0	0	0	0	999,975	0
Investment in Nextace	136,345	0	0	0	0	0	0	0	0	0
Investment in Carrington	0	0	0	0	0	0	0	0	0	0
Security Deposits	(36,455)	0	0	0	0	0	0	0	0	0
Wells Fargo Bank Deferred Compensation	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	(1,015,522,315)	538,421	438,932,674	172,088,959	0	0	0	0	999,975	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Current Assets
	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivable:	0	0	0	0	0	0	0	0	0
Misc. Tax Receivable	0	0	0	0	0	0	0	0	0
REO Reserve	0	0	0	0	0	0	0	0	0
Suspense Clearing	0	0	0	0	0	0	0	0	0
Escrow Deposit, re: Adequate Protection	0	0	0	0	0	0	0	0	0
Miscellaneous Other Current Assets	(7,726,468)	20,000	1	(21,730)	2,645,001	1,449,287	(74,150,014)	(20,000)	1,217,042
	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	(7,726,468)	20,000	1	(21,730)	2,645,001	1,449,287	(74,150,014)	(20,000)	1,217,042
Other Assets
Loans Held for Sale	0	0	0	0	0	0	0	0	290,844
Loans Held for Investment	0	0	(36,000)	0	0	0	0	(1,000)	(37,000)
Tax Receivable	72,904	0	0	0	0	0	0	0	55,292,544
Mortgage Servicing Rights	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0
Investment in Subs	163,482	(1,339,615,034)	0	0	(711,842,304)	0	(19,025,065)	1,931,535,742	0
Due to/from affiliates	0	0	52,058,758	0	318,647,125	(225,621)	0	51,820,298	0
Receivable from Subs (1)	(6,555,094)	(264,613,108)	727,059,323	85,553,551	(332,099,316)	(1,486,703)	5,464,551	(38,267,924)	0
Investment in Nextace	0	0	0	0	0	0	0	0	136,345
Investment in Carrington	0	49,541,964	0	0	0	0	0	0	49,541,964
Security Deposits	0	0	0	0	0	0	13,467	0	(22,987)
Wells Fargo Bank Deferred Compensation	0	0	0	0	46,416,180	0	0	0	46,416,180
	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	(6,318,708)	(1,554,686,178)	779,082,081	85,553,551	(678,878,315)	(1,712,324)	(13,547,047)	1,945,087,116	151,617,891

BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0	0

	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.    Typically, restricted cash is segregated into a separate account, such as an escrow account.

(1)	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

MOR

(04/07)

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	May 31, 2008

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal	None this reporting period
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other: Adjustments
Total Federal Taxes	0	0	0
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other: Medicare
Total State and Local	0	0	0
Total Taxes	0	0	0

All New Century employees terminated as of 12-31-07.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable	None this reporting period
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR

(04/07)

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	May 31, 2008

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 – 30 days old	N/A
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

MOR

(04/07)